SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):

                               November 2, 1999



                               GEOKINETICS INC.

              (Exact name of Registrant as specified in charter)


          DELAWARE                     0-9268                  94-1690082
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)


  8401 WESTHEIMER, SUITE 150, HOUSTON, TEXAS                      77063
    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number including area code:  (713) 850-7600

ITEM 5.     OTHER EVENTS.

            On November 2, 1999, the Registrant received Antony T. F. Lundy's resignation as a member of the Board of Directors of Geokinetics Inc. (the "Company") for personal reasons, effective as of October 1, 1999. Mr. Lundy did not resign because of any disagreement with the Company on any matter including, without limitation, any matter relating to the Company's operations, policies or practices.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein to duly authorized.


Dated:      November 17, 1999


                                          GEOKINETICS INC.



                                          By: /s/ THOMAS J. CONCANNON
                                                  Thomas J. Concannon,
                                                  Vice President
                                                  and Chief Financial
                                                  Officer

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